Exhibit 99.5

INDEX TO FINANCIAL STATEMENTS

DPCM Capital, Inc. Financial Statements as of June 30, 2022 and December 31, 2021 and for the three and six months ended June 30, 2022 and 2021

DPCM CAPITAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2022	December 31, 2021
	(Unaudited)
ASSETS
Current assets
Cash	$77,404	$124,720
Prepaid expenses	70,489	176,223

Total Current Assets	147,893	300,943
Cash and marketable securities held in Trust Account	300,626,900	300,183,322

TOTAL ASSETS	$300,774,793	$300,484,265

LIABILITIES, REDEEMABLE COMMON STOCK, AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Accounts payable and accrued expenses	$5,291,532	$2,889,095
Income taxes payable	19,801	—
Promissory note—related party	420,000	—

Total Current Liabilities	5,731,333	2,889,095
Deferred underwriting fee payable	—	10,500,000
Warrant liabilities	6,300,000	10,787,400

Total Liabilities	12,031,333	24,176,495

Commitments and Contingencies (Note 6)
Class A common stock subject to possible redemption, 30,000,000 shares at redemption value at June 30, 2022 and December 31, 2021	300,114,082	300,000,000
Stockholders’ Deficit
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—	—
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; none issued or outstanding (excluding 30,000,000 shares subject to possible redemption at June 30, 2022 and December 31, 2021)	—	—
Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 7,500,000 shares issued and outstanding at June 30, 2022 and December 31, 2021	750	750
Additional paid-in capital	10,151,418	—
Accumulated deficit	(21,522,790)	(23,692,980)

Total Stockholders’ Deficit	(11,370,622)	(23,692,230)

TOTAL LIABILITIES, REDEEMABLE COMMON STOCK AND STOCKHOLDERS’ DEFICIT	$300,774,793	$300,484,265

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

DPCM CAPITAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Operating and formation costs	$788,202	$699,331	$2,975,487	$1,481,203

Loss from operations	(788,202)	(699,331)	(2,975,487)	(1,481,203)
Other income (expense):
Interest earned on marketable securities held in Trust Account	378,382	12,697	427,040	71,548
Change in fair value of warrant liabilities	5,769,000	(640,000)	4,487,400	15,480,000
Reduction of deferred underwriting fee	234,500	—	234,500	—
Unrealized gain (loss) on marketable securities held in Trust Account	18,814	(7,324)	16,538	(6,283)

Other income (expense), net	6,400,696	(634,627)	5,165,478	15,545,265
Income (loss) before provision for income taxes	5,612,494	(1,333,958)	2,189,991	14,064,062
Provision for income taxes	(19,801)	—	(19,801)	—

Net income (loss)	$5,592,693	$(1,333,958)	$2,170,190	$14,064,062

Basic and diluted weighted average shares outstanding, Class A common stock	30,000,000	30,000,000	30,000,000	30,000,000

Basic and diluted net (loss) income per share, Class A common stock	$0.15	$(0.04)	$0.06	$0.38

Basic and diluted weighted average shares outstanding, Class B common stock	7,500,000	7,500,000	7,500,000	7,500,000

Basic and diluted net (loss) income per share, Class B common stock	$0.15	$(0.04)	$0.06	$0.38

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

DPCM CAPITAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

(UNAUDITED)

THREE AND SIX MONTHS ENDED JUNE 30, 2022

	Class A Common Stock		Class B Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Deficit
Balance — January 1, 2022	—	$—	7,500,000	$750	$—	$(23,692,980)	$(23,692,230)
Net loss	—	—	—	—	—	(3,422,503)	(3,422,503)

Balance – March 31, 2022	—	$—	7,500,000	$750	$—	$(27,115,483)	$(27,114,733)
Remeasurement of Class A ordinary shares to redemption amount	—	—	—	—	(114,082)	—	(114,082)
Reduction of deferred underwriting fee	—	—	—	—	10,265,500	—	10,265,500
Net income	—	—	—	—	—	5,592,693	5,592,693

Balance – June 30, 2022	—	$—	7,500,000	$750	$10,151,418	$(21,522,790)	$(11,370,622)

THREE AND SIX MONTHS ENDED JUNE 30, 2021

	Class A Common Stock		Class B Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Deficit
Balance — January 1, 2021	—	$—	7,500,000	$750	$—	$(47,938,357)	$(47,937,607)
Net income	—	—	—	—	—	15,398,020	15,398,020

Balance – March 31, 2021	—	$—	7,500,000	$750	$—	$(32,540,337)	$(32,539,587)
Net loss	—	—	—	—	—	(1,333,958)	(1,333,958)

Balance – June 30, 2021	—	$—	7,500,000	$750	$—	$(33,874,295)	$(33,873,545)

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

DPCM CAPITAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Six Months Ended June 30,
	2022	2021
Cash Flows from Operating Activities:
Net income	$2,170,190	$14,064,062
Adjustments to reconcile net income to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(427,040)	(71,548)
Change in fair value of warrant liabilities	(4,487,400)	(15,480,000)
Unrealized (gain) loss on marketable securities held in Trust Account	(16,538)	6,283
Reduction of deferred underwriting fee	(234,500)	—
Changes in operating assets and liabilities:
Prepaid expenses	105,734	48,970
Income taxes payable	19,801	—
Accounts payable and accrued expenses	2,402,437	701,110

Net cash used in operating activities	(467,316)	(731,123)

Cash Flows from Financing Activities:
Proceeds from promissory note—related party	420,000	—

Net cash provided by financing activities	420,000	—

Net Change in Cash	(47,316)	(731,123)
Cash – Beginning of period	124,720	1,084,557

Cash – End of period	$77,404	$353,434

Non-cash investing and financing activities:
Reduction of deferred underwriting fee	(10,265,500)	—

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

DPCM CAPITAL, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

DPCM Capital, Inc. (the “Company”) was a blank check company incorporated in Delaware on March 24, 2020. The Company was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”).

Although the Company was not limited to a particular industry or geographic region for purposes of consummating a Business Combination, the Company focused on businesses in the technology sector. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

All activity through June 30, 2022 relates to the Company’s formation, the initial public offering (“Initial Public Offering”), which is described below, and subsequent to the Initial Public Offering, identifying a target company for a Business Combination and consummating the Transaction, as defined and described in Note 6.

The registration statement for the Company’s Initial Public Offering was declared effective on October 20, 2020. On October 23, 2020, the Company consummated the Initial Public Offering of 30,000,000 units (the “Units” and, with respect to the shares of Class A common stock and warrants included in the Units sold, the “Public Shares” and “Public Warrants”, respectively), generating gross proceeds of $300,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 8,000,000 warrants (the “Private Placement Warrants”, and collectively with the Public Warrants, the “Warrants”) at a price of $1.00 per Private Placement Warrant, in a private placement to CDPM Sponsor Group, LLC (the “Sponsor”), generating gross proceeds of $8,000,000, which is described in Note 4.

Transaction costs amounted to $16,977,876, consisting of $6,000,000 of underwriting fees, $10,500,000 of deferred underwriting fees and $477,876 of other offering costs.

Following the closing of the Initial Public Offering on October 23, 2020, an amount of $300,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”), located in the United States and invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. On August 5, 2022 (the “Closing Date”), the Company consummated the previously announced Transaction, as described in Note 6.

DPCM CAPITAL, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(Unaudited)

The Company provided its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination. On August 2, 2022, stockholders holding 29,097,787 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, $291,365,553.22 (approximately $10.01 per share) will be removed from the Company’s Trust Account to pay such stockholders. There were no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

Liquidity and Going Concern

As of June 30, 2022, the Company had $77,404 in its operating bank accounts, and an adjusted working capital deficit of $5,070,622, which excludes $301,160 of interest earned on the Trust Account that is available to pay franchise and income taxes payable and $211,658 of franchise taxes paid from the operating account which are reimbursable with the interest earned on the Trust Account.

The Company may need to raise additional capital through loans or additional investments from its initial stockholders, officers or directors or their affiliates. The Company’s initial stockholders, officers or directors or their affiliates may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction and reducing overhead expenses. Other than the Sponsor Affiliate Note and the Sponsor Note, in each case as described in Note 5, the Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all.

In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Codification (“ASC”) Topic 205-40, “Basis of Presentation—Going Concern”, management has determined that the liquidity condition raises substantial doubt about the Company’s ability to continue as a going concern, which is considered to be one year from the issuance of these financial statements. On August 5, 2022, the Company consummated the Transaction, and the uncertainty of the liquidity condition raises substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the SEC. Certain information

DPCM CAPITAL, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(Unaudited)

or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 15, 2022. The interim results for the three and six months ended June 30, 2022 are not necessarily indicative of the results to be expected for the year ending December 31, 2022 or for any future periods.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s consolidated financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the condensed consolidated financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.

DPCM CAPITAL, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(Unaudited)

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the consolidated financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. One of the more significant accounting estimates included in these consolidated financial statements is the determination of the fair value of the warrant liabilities. Such estimates may be subject to change as more current information becomes available and, accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of June 30, 2022 and December 31, 2021.

Cash and marketable Securities Held in Trust Account

At June 30, 2022 and December 31, 2021, substantially all of the assets held in the Trust Account were held in U.S. Treasury securities. Interest income is recognized when earned. The Company’s portfolio of marketable securities is comprised solely of U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule2a-7of the Investment Company Act. Upon the closing of the Initial Public Offering and the private placement, $300 million was placed in the Trust Account and invested in money market funds that invest in U.S. government securities. All of the Company’s investments held in the Trust Account are classified as trading securities. Trading securities are presented on the balance sheet at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of investments held in Trust Account are included in interest earned on marketable securities held in Trust Account in the accompanying statement of operations. The estimated fair values of investments held in Trust Account are determined using available market information.

Warrant Liabilities

The Company accounts for the Warrants in accordance with the guidance contained in ASC 815-40 under which the Warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, the Company classifies the Warrants as liabilities at their fair value and adjust the Warrants to fair value at each reporting period. These liabilities are subject tore-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statement of operations. The Private Placement Warrants and the Public Warrants for periods where no observable traded price was available are valued using a binomial lattice model. For periods subsequent to the detachment of the Public Warrants from the Units, the Public Warrant quoted market price was used as the fair value as of each relevant date.

Offering Costs

Offering costs consisted of legal, accounting and other expenses incurred through the Initial Public Offering that were directly related to the Initial Public Offering. Offering costs were allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis, compared to total proceeds received. Offering costs allocated to warrant liabilities were expensed as incurred in the consolidated statements

DPCM CAPITAL, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(Unaudited)

of operations. Offering costs associated with the Class A common stock issued were initially charged to temporary equity and then accreted to common stock subject to redemption upon the completion of the Initial Public Offering. Offering costs amounting to $16,596,320 were charged to temporary equity upon the completion of the Initial Public Offering. Transaction costs related to derivative liability incurred through the consolidated balance sheet date and directly related to the Initial Public Offering amounting to $381,556, were charged to operations upon the completion of the Initial Public Offering.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Class A common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ deficit. The Company’s Class A common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, Class A common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ deficit section of the Company’s condensed balance sheets.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable Class A common stock resulted in charges against additional paid-in capital and accumulated deficit.

At June 30, 2022 and December 31, 2021, the Class A common stock subject to redemption reflected in the condensed consolidated balance sheets is reconciled in the following table:

Gross proceeds	$300,000,000
Less:
Proceeds allocated to Public Warrants	$(6,600,000)
Class A common stock issuance costs	$(16,596,320)
Plus:
Accretion of carrying value to redemption value	$23,196,320

Class A common stock subject to possible redemption at December 31, 2021 and March 31, 2022	$300,000,000
Plus:
Remeasurement of carrying value to redemption value	$114,082

Class A common stock subject to possible redemption at June 30, 2022	$300,114,082

DPCM CAPITAL, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(Unaudited)

Income Taxes

The Company accounts for income taxes under ASC 740, “Income Taxes.” ASC 740, Income Taxes, requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the unaudited condensed financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized. As of June 30, 2022 and December 31, 2021, the Company’s deferred tax asset had a full valuation allowance recorded against it.

ASC 740-270-25-2 requires that an annual effective tax rate be determined and such annual effective rate applied to year to date income in interim periods under ASC 740-270-30-5. Our effective tax rate was 0.35% and 0% for the three months ended June 30, 2022 and 2021, respectively, and 0.90% and 0% for the six months ended June 30, 2022 and 2021, respectively. The effective tax rate differs from the statutory tax rate of 21% for the three months and six months ended June 30, 2022 and 2021, due to changes in fair value in warrant liability, and the valuation allowance on the deferred tax assets.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of June 30, 2022 and December 31, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company has identified the United States as its only “major” tax jurisdiction. The Company is subject to income taxation by major taxing authorities since inception. These examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months..

Net Income (Loss) per Common Stock

Net income (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period. The Company applies the two-class method in calculating earnings per share. Accretion associated with the redeemable shares of Class A common shares is excluded from earnings per share as the redemption value approximates fair value.

The calculation of diluted income (loss) per share does not consider the effect of the warrants issued in connection with the (i) Initial Public Offering, and (ii) the private placement since the exercise of the warrants is contingent upon the occurrence of future events. The warrants are exercisable to purchase 18,000,000 shares of Class A common stock in the aggregate. As of June 30, 2022 and 2021, the Company did not have any dilutive securities or other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted net income (loss) per share of common stock is the same as basic net income (loss) per share of common stock for the periods presented.

DPCM CAPITAL, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(Unaudited)

The following table reflects the calculation of basic and diluted net income (loss) per common stock (in dollars, except per share amounts):

	Three Months Ended June 30, 2022		Three Months Ended June 30, 2021		Six Months Ended June 30, 2022		Six Months Ended June 30, 2021
	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B
Basic and diluted net income (loss) per common stock
Numerator:
Allocation of net income (loss), as adjusted	$4,474,154	$1,118,539	$(1,067,166)	$(266,792)	$1,736,152	$434,038	$11,251,250	$2,812,812
Denominator:
Basic and diluted weighted average shares outstanding	30,000,000	7,500,000	30,000,000	7,500,000	30,000,000	7,500,000	30,000,000	7,500,000

Basic and diluted net income (loss) per common stock	$0.15	$0.15	$(0.04)	$(0.04)	$0.06	$0.06	$0.38	$0.38

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on this account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximate the carrying amounts represented in the accompanying condensed consolidated balance sheet, primarily due to their short-term nature, except for warrant liabilities (see Note 9).

Fair Value Measurements

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature, except for warrant liabilities (see Note 9).

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair

DPCM CAPITAL, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(Unaudited)

value reported in the consolidated statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the consolidated balance sheet as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.

Recent Accounting Standards

In August 2020, the FASB issued ASU No. 2020-06, “Debt—Debt with Conversion and Other Options (Subtopic470-20) and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity” (“ASU2020-06”), which simplifies accounting for convertible instruments by removing major separation models required under current GAAP. ASU 2020-06 removes certain settlement conditions that are required for equity contracts to qualify for the derivative scope exception and it also simplifies the diluted earnings per share calculation in certain areas. ASU2020-06 is effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years, with early adoption permitted.

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s condensed consolidated financial statements.

NOTE 3. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 30,000,000 Units at a purchase price of $10.00 per Unit. Each Unit consists of one share of Class A common stock and one-third of one redeemable warrant. Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at an exercise price of $11.50 per share (see Note 8).

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 8,000,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, for an aggregate purchase price of $8,000,000. Each Private Placement Warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share. A portion of the proceeds from the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. There were no redemption rights or liquidating distributions from the Trust Account with respect to the Private Placement Warrants.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On June 22, 2020, the Company issued an aggregate of 5,750,000 shares of Class B common stock to the Sponsor (the “Founder Shares”) for an aggregate purchase price of $25,000, for which the Company received payment for the Founder Shares on August 21, 2020. On August 18, 2020, the Sponsor transferred an aggregate of 80,000 Founder Shares to the Company’s independent directors for their original purchase price of approximately $0.004 per share. Subsequently, on August 27, 2020, the Sponsor transferred an aggregate of 70,000 Founder Shares to the Company’s special advisors for their original purchase price. These 150,000 Founder Shares were not subject to forfeiture in the event the underwriter’s over-allotment option was not

DPCM CAPITAL, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

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exercised. On October 2, 2020, the Company effected a stock dividend of 1,437,500 shares with respect to the Class B common stock, resulting in an aggregate of 7,187,500 Founder Shares issued and outstanding. On October 2, 2020, the Sponsor transferred 18,750 Founder Shares to one of the Company’s special advisors. On October 20, 2020, the Company effected a stock dividend of 1,437,500 shares with respect to the Class B common stock, resulting in an aggregate of 8,625,000 Founder Shares issued and outstanding. All shares and per-share amounts have been retroactively restated to reflect the share transactions.

The Founder Shares included an aggregate of up to 1,125,000 shares of Class B common stock subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment option was not exercised in full or in part, so that the initial stockholders would own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering. On December 7, 2020, the underwriter’s election to exercise its over-allotment option expired unexercised, resulting in the forfeiture of 1,125,000 shares by the Sponsor. Accordingly, there are 7,500,000 Founder Shares issued and outstanding as of June 30, 2022 and December 31, 2021.

The initial stockholders have agreed that, subject to certain limited exceptions, the Founder Shares will not be transferred, assigned or sold until the earlier of (A) one year after the completion of a Business Combination or (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any30-tradingday period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the stockholders having the right to exchange their common stock for cash, securities or other property.

Administrative Services Agreement

The Company entered into an agreement, commencing on October 20, 2020 through the earlier of the Company’s consummation of a Business Combination and its liquidation, to pay the Sponsor a total of up to $10,000 per month for office space, utilities and secretarial and administrative support. For the three and six months ended June 30, 2022, the Company incurred $30,000 and $60,000 in fees for these services, respectively. support. For the three and six months ended June 30, 2021, the Company incurred $30,000 and $60,000 in fees for these services, respectively. As of June 30, 2022 and December 31, 2021, there were $200,000 and $140,000 of administrative fees included in accounts payable and accrued expenses in the accompanying balance sheets, respectively.

Related Party Loans

On February 28, 2022, the Sponsor issued an unsecured promissory note of up to $1,000,000 to an affiliate of the Sponsor (the “Sponsor Affiliate Note”), in connection with providing the Company with additional working capital. The Sponsor Affiliate Note is not convertible and bears no interest. The Sponsor Affiliate Note is due and payable upon the earlier of the date on which the Company consummates its initial Business Combination or the date that the winding up of the Company is effective. As of June 30, 2022, the Sponsor had borrowed a total of $200,000 under the Sponsor Affiliate Note, which amount was delivered to the Company for its working capital needs.

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NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

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On April 13, 2022, the Company issued an unsecured promissory note of up to $1,000,000 to the Sponsor (the “Sponsor Note”), of which $220,000 was funded by the Sponsor upon execution of the Sponsor Note, in connection with providing the Company with additional working capital. The Sponsor Note is not convertible and bears no interest. The Sponsor Note is due and payable upon the earlier of the date on which the Company consummates its initial Business Combination or the date that the winding up of the Company is effective. As of June 30, 2022 the Company had borrowed a total of $220,000 under the Sponsor Note.

NOTE 6. COMMITMENTS AND CONTINGENCIES

Registration and Stockholder Rights Agreement

Pursuant to a registration and stockholder rights agreement entered into on October 20, 2020, the holders of the Founder Shares, Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans (and any Class A common stock issuable upon the exercise of the Private Placement Warrants and warrants issued upon conversion of the Working Capital Loans and upon conversion of the Founder Shares) will be entitled to registration rights requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to Class A common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration and stockholder rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriter was entitled to a deferred fee of $0.35 per Unit, or $10,500,000 in the aggregate. Subject to the terms of the underwriting agreement, (i) the deferred fee was placed in the Trust Account and was to be released to the underwriter only upon the completion of a Business Combination and (ii) the deferred fee would have been waived by the underwriter in the event that the Company did not complete a Business Combination.

On June 15, 2022, UBS agreed to waive its entitlement to the deferred underwriting commission of $10,500,000 to which it became entitled upon completion of the Company’s Initial Public Offering, subject to the consummation of the Transaction. As a result, the Company recognized $234,500 of income and $10,265,500 was recorded to additional paid-in capital in relation to the reduction of the deferred underwriter fee in the accompanying condensed financial statements. As of June 30, 2022 and December 31, 2021, the deferred underwriting fee payable is $0 and $10,500,000, respectively.

Transaction Agreement

On February 7, 2022, the Company entered into a transaction agreement (as amended, the “Transaction Agreement”) with D-Wave Quantum Inc., a Delaware corporation and the Company’s direct, wholly-owned subsidiary (“NewCo”), DWSI Holdings Inc., a Delaware corporation and a direct, wholly-owned subsidiary of NewCo (“Merger Sub”), DWSI Canada Holdings ULC, a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of NewCo (“CallCo”),- D-Wave Quantum Technologies Inc., a British Columbia corporation and a direct, wholly-owned subsidiary of CallCo (“ExchangeCo”), and D-Wave Systems Inc., a British Columbia company(“D-Wave”),relating to a proposed Business Combination between the Company and D-Wave(the “Transaction”).

DPCM CAPITAL, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

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In connection with the Transaction, NewCo filed a registration statement on Form S-4 (File No. 333-263573) with the SEC on March 15, 2022 (the “NewCo Form S-4”) that included a preliminary prospectus with respect to NewCo’s securities to be issued in connection with the Transaction and a preliminary proxy statement with respect to the meeting of the Company’s stockholders to vote on the Transaction (the “Special Meeting”). On July 13, 2022, the NewCo Form S-4 was declared effective by the SEC and the Company subsequently filed the definitive proxy statement/prospectus (the “Definitive Proxy Statement/Prospectus”) with the SEC. On August 5, 2022, the Company, NewCo, Merger Sub, CallCo, ExchangeCo, and D-Wave consummated the Transaction, following the approval of the Company’s stockholders at the Special Meeting held on August 2, 2022.

Pursuant to the Transaction Agreement, among other things, (a) on the date of the closing of the Transaction (the “Closing”, and such date, the “Closing Date”), Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving company after the Merger, as a result of which the Company has become a direct, wholly owned subsidiary of NewCo, with the Company’s stockholders receiving shares of NewCo common stock, par value $0.01 per share (“NewCo Common Shares”), in the Merger; and (b) immediately following the Merger, by means of a statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Plan of Arrangement”), (i) CallCo acquired a portion of the issued and outstanding share capital of D-Wave (“D-Wave Shares”) from certain holders in exchange for NewCo Common Shares (the “NewCo Share Exchange”), (ii) CallCo contributed such D-Wave Shares to ExchangeCo in exchange for shares of ExchangeCo’s non-par value common stock (“ExchangeCo Common Shares”), (iii) following the NewCo Share Exchange, ExchangeCo acquired the remaining issued and outstanding D-Wave Shares from the remaining holders of D-Wave Shares in exchange for the exchangeable shares in the capital of ExchangeCo (the “Exchangeable Shares”) and (iv) as a result of the foregoing, D-Wave became a wholly-owned subsidiary of ExchangeCo. The holders of the Exchangeable Shares has certain rights as specified in the Exchangeable Share Term Sheet (as defined in the Transaction Agreement), including the right to exchange Exchangeable Shares for NewCo Common Shares.

The Transaction was structured to provide the public stockholders that did not redeem their Public Shares with a pro rata right to a pool of up to an additional 5,000,000 NewCo Common Shares. None of the holders of the Founder Shares received the benefit of such additional shares. Upon the Closing, the public stockholders that did not elect to redeem their Public Shares in connection with the Transaction received 1.4541326 NewCo Common Shares for each Public Share (the “Exchange Ratio”). Additionally, upon the Closing, all of the Company’s outstanding warrants were converted into the right to receive warrants of NewCo (“NewCo Warrants”). Each such NewCo Warrant is exercisable for 1.4541326 NewCo Common Shares, at any time commencing 30 days after the Closing.

The terms of the Transaction Agreement and other related ancillary agreements, including those briefly described below, are summarized in more detail in the Definitive Proxy Statement/Prospectus.

Sponsor Support Agreement

Concurrently with the execution of the Transaction Agreement, the Company entered into a sponsor support agreement (the “Sponsor Support Agreement”) with the Sponsor, NewCo and D-Wave, pursuant to which, among other things, the Sponsor agreed to (i) vote in favor of the Transaction Agreement and the Transaction, (ii) a certain number of NewCo common shares becoming subject to certain vesting conditions immediately prior to, and contingent upon, the closing of the Transaction, (iii) reimburse or otherwise compensate the Company for certain expenses in excess of the Company’s permitted expenses under the Transaction Agreement and (iv) the forfeiture of certain Founder Shares.

DPCM CAPITAL, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(Unaudited)

On June 16, 2022, the Sponsor, the Company, NewCo and D-Wave entered into the Amended and Restated Sponsor Support Agreement (the “A&R SSA”). Pursuant to the A&R SSA, the parties thereto agreed to amend and restate the Sponsor Support Agreement dated as of February 7, 2022 (the “Original SSA”) to, among other things, (i) vote in favor of the Transaction Agreement and the Transaction, (ii) reimburse or otherwise compensate the Company for an aggregate amount of fees, expenses, commissions or other amounts incurred by or on behalf of, or otherwise payable (and not otherwise expressly allocated to D-Wave or any of its subsidiaries or any holder of D-Wave shares, D-Wave options or D-Wave warrants pursuant to the terms of the Transaction Agreement or any ancillary document), whether or not due, by the parties in connection with the negotiation, preparation or execution of the Transaction Agreement or any ancillary documents, the performance of its covenants or agreements in the Transaction Agreement or any ancillary document or the consummation of the Transaction, including any Company Expenses in excess of the sum of $6,750,000 and (iii) the forfeiture of 4,484,425 shares of the Company class B common stock.

Transaction Support Agreements

Concurrently with the execution of the Transaction Agreement, the Company entered into transaction support agreements with D-Wave and certain D-Wave shareholders (collectively, the “Supporting Shareholders”), pursuant to which each such Supporting Shareholder agreed to, among other things, support and vote in favor of the Company Arrangement Resolution (as defined in the Transaction Agreement).

PIPE Subscription Agreements

Concurrently with the execution of the Transaction Agreement, the Company entered into subscription agreements with NewCo and certain investors (collectively, the “PIPE Investors”), pursuant to which, among other things, each PIPE Investor subscribed to and agreed to purchase on the date of the closing of the Transaction (the “Closing Date”), and NewCo agreed to issue and sell to each such PIPE Investor on the Closing Date, the number of NewCo common shares (“PIPE Shares”) equal to the purchase price set forth therein, divided by $10.00 and multiplied by the Exchange Ratio (as defined in the Transaction Agreement), totaling $40.0 million of PIPE Shares in the aggregate, such that the PIPE Investors purchased 5,816,528 PIPE Shares in the aggregate.

Financial Advisor Engagements

On September 23, 2021, the Company engaged Citigroup Global Markets Inc. (“Citi”) as its capital markets advisor in connection with the Transaction. Pursuant to this engagement, the Company agreed to pay to Citi a capital markets advisory fee of $10,000,000 ($1,000,000 of which was payable in the sole discretion of the Company), contingent and payable upon the closing of the Transaction.

On September 23, 2021, the Company engaged Citi and Morgan Stanley & Co. LLC (“Morgan Stanley”) as co-placement agents in connection with the transactions set forth in the PIPE Subscription Agreements (the “PIPE Financing”). Pursuant to this engagement, the Company agreed to pay to each of Citi and Morgan Stanley a placement fee equal to 2.00% (for a total of 4.00%) of the gross proceeds received by the Company upon consummation of the PIPE Financing (excluding any proceeds from PIPE Investors identified by the Company or D-Wave without the involvement of Citi or Morgan Stanley), contingent and payable upon consummation of the PIPE Financing.

On February 7, 2022, the Company engaged UBS Securities LLC (“UBS”) as its nonexclusive capital markets adviser. UBS was not entitled to any fee pursuant to this engagement.

DPCM CAPITAL, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(Unaudited)

On May 13, 2022, (a) Citi resigned from its role as capital markets advisor to DPCM and waived any fees to which it was entitled pursuant to its engagement, including its capital markets advisory fee of $10,000,000 ($1,000,000 of which was payable in the sole discretion of the Company), and (b) each of Citi and Morgan Stanley resigned from their roles as co-placement agents in connection with the PIPE Financing and waived any fees to which they were entitled pursuant to their respective engagements, which would have been equal to 2.00% (for a total of 4.00%) of the gross proceeds received by the Company or NewCo upon consummation of the PIPE Financing (excluding any proceeds from PIPE Investors identified by Company or D-Wave without the involvement of Citi or Morgan Stanley); however no PIPE Investors that eventually participated in the PIPE Financing were sourced by Citi or Morgan Stanley.

On May 20, 2022, UBS resigned from its role as capital markets advisor to DPCM (for which engagement it was not entitled to any fee).

NOTE 7. STOCKHOLDERS’ DEFICIT

Preferred Stock—The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At June 30, 2022 and December 31, 2021, there were no shares of preferred stock issued or outstanding.

Class A Common Stock—The Company is authorized to issue 100,000,000 shares of Class A common stock with a par value of $0.0001 per share. Holders of Class A common stock are entitled to one vote for each share. At June 30, 2022 and December 31, 2021, there were 30,000,000 shares of Class A common stock issued and outstanding, including Class A common stock subject to possible redemption which is presented as temporary equity.

Class B Common Stock—The Company is authorized to issue 10,000,000 shares of Class B common stock with a par value of $0.0001 per share. Holders of Class B common stock are entitled to one vote for each share. At June 30, 2022 and December 31, 2021, there were 7,500,000 shares of Class B common stock issued and outstanding.

Holders of Class B common stock will have the right to elect all of the Company’s directors prior to a Business Combination. Holders of Class A common stock and Class B common stock will vote together as a single class on all other matters submitted to a vote of stockholders except as required by law.

The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of a Business Combination on a one-for-one basis, subject to adjustment. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with a Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in a Business Combination and any private placement-equivalent warrants issued upon conversion of Working Capital Loans).

DPCM CAPITAL, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(Unaudited)

NOTE 8. WARRANT LIABILITIES

As of June 30, 2022 and December 31, 2021, there were 10,000,000 Public Warrants and 8,000,000 Private Placement Warrants outstanding.

Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable 30 days after the completion of a Business Combination. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any Class A common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A common stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue a share of Class A common stock upon exercise of a warrant unless the share of Class A common stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.

The Company will agree that as soon as practicable, but in no event later than twenty business days after the closing of a Business Combination, the Company will use its commercially reasonable efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the warrants. The Company will use its commercially reasonable efforts to cause the same to become effective within 60 business days following a Business Combination and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the warrant agreement. Notwithstanding the above, if the Class A common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but the Company will be required to use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Redemption of warrants when the price per share of Class A common stock equals or exceeds $18.00. Once the Public Warrants become exercisable, the Company may redeem the Public Warrants (except with respect to the Private Placement Warrants):

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

DPCM CAPITAL, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

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•

if, and only if, the last reported sale price of the Class A common stock for any 20 trading days within a30-tradingday period ending three business days before the Company sends the notice of redemption to the warrant holders (the “Reference Value”) equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

Redemption of warrants when the price per share of Class A common stock equals or exceeds $10.00. Once the Public Warrants become exercisable, the Company may redeem the Public Warrants:

•	in whole and not in part;

•

at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption; provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares based on the redemption date and the fair market value of the Class A common stock;

•	if, and only if, the Reference Value equals or exceeds $10.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like); and

•

if the Reference Value is less than $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding Public Warrants, as described above.

•

if, and only if, there is an effective registration statement covering the issuance of the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating thereto available throughout the30-dayperiod after written notice of redemption is given, or an exemption from registration is available.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of Class A common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants.

In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per Class A common (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the initial stockholders or their affiliates, without taking into account any Founder Shares held by the initial stockholders or their affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the consummation of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s Class A common stock during the 20 trading day period starting on the trading day prior to the

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NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

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day on which the Company consummates a Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $10.00 and $18.00 per share redemption trigger prices will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the Class A common stock issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

NOTE 9. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that arere-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on the Company’s assessment of the assumptions that market participants would use in pricing the asset or liability.

At June 30, 2022, assets held in the Trust Account were comprised of $300,623,778 in U.S. Treasury Securities and $3,122 in cash.

DPCM CAPITAL, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(Unaudited)

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at June 30, 2022 and December 31, 2021, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	June 30, 2022	Level	December 31, 2021
Assets:
Cash and marketable securities held in Trust Account	1	$300,626,900	1	$300,183,322
Liabilities:
Warrant Liabilities – Public Warrants	1	$3,500,000	1	$5,993,000
Warrant Liabilities – Private Placement Warrants	2	2,800,000	2	$4,794,400

The Warrants are accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities in the condensed consolidated balance sheets. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the condensed consolidated statements of operations.

The Warrants were initially valued using a binomial lattice model, which is considered to be a Level 3 fair value measurement. The binomial lattice model’s primary unobservable input utilized in determining the fair value of the Warrants is the expected volatility of the common stock. The expected volatility as of the Initial Public Offering date was derived from observable public warrant pricing on comparable ‘blank-check’ companies without an identified target. The expected volatility as of subsequent valuation dates was implied from the Company’s own Public Warrant pricing. For periods subsequent to the detachment of the Public Warrants from the Units, the close price of the Public Warrant price was used as the fair value of the Warrants as of each relevant date. The measurement of the Public Warrants after the detachment of the Public Warrants from the Units is classified as Level 1 due to the use of an observable market quote in an active market. The subsequent measurements of the Private Placement Warrants after the detachment of the Public Warrants from the Units are classified as Level 2 due to the use of an observable market quote for a similar asset in an active market.

Transfers to/from Levels 1, 2 and 3 are recognized at the end of the reporting period in which a change in valuation technique or methodology occurs.

NOTE 11. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the condensed financial statements were issued. Based upon this review, other than the below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the condensed financial statements.

On August 2, 2022, Stockholders holding 29,097,787 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, $291,365,553.22 (approximately $10.01 per share) was removed from the Company’s Trust Account to pay such stockholders.

On August 5, 2022, the Company completed the Transaction, as described in Note 6.